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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------
                                    FORM 8-K
                        ---------------------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2005

                        Commission File Number 000-28685

                         VERTICAL COMPUTER SYSTEMS, INC.
                         -------------------------------
                           (Exact name of registrant)

              Delaware                                 65-0393635
              --------                                 ----------
      (State of incorporation)            (I.R.S. Employer Identification No.)

              201 Main Street, Suite 1175, Fort Worth, Texas 76102 (Address of principal executive offices and zip code)


                                 (817) 348-8717
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On Wednesday, August 24, 2005, Vertical Computer Systems, Inc. (the "Company") entered into an agreement with Arglen Acquisitions, LLC ("Arglen") allowing payout terms to the Company (the "Payout Agreement") and pursuant to which the Company agreed to enter into an Agreed Judgment for the Foreign Judgment in Tarrant County, Texas (the "Agreed Judgment"). The Agreed Judgment and Payout Agreement were entered into concerning a California judgment and Arglen's notice of Filing a Foreign Judgment in Tarrant County, Texas, which were in connection with the December 2003 settlement of its arbitration and litigation with Arglen (the "2003 Settlement").

      Pursuant to the terms of the Agreed Judgment and the Payout Agreement, the Company agreed to pay Arglen a total of $713,489.04, which includes the following amounts: (a) $600,000 in principal on the promissory note issued by the Company pursuant to the 2003 Settlement, (b) the accrued post-judgment interest on the California judgment from September 4, 2004 through September 15, 2005, at the rate of 10% per annum, which equals $61,989.04, and (c) attorney's fees incurred for the California and Texas judgment actions which were approximately $51,500. Pursuant to the terms of the Payout Agreement, the Company shall begin making monthly interest payments on the amounts specified above of $5,945.74, beginning on September 15, 2005, which will be replaced by monthly payments of $25,000 or 10% of the Company's new sales, whichever is greater, beginning on February 15, 2006 until the remainder of the $713,489.04 is paid. In accordance with the Payout Agreement, Arglen shall not execute the Agreed Judgment so long as the Company continues to make its payments as agreed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   None

      (b)   None

      (c)

Exhibit         Description
-------         -----------

99.1 Letter Payout Agreement, dated August 24, 2004 entered into by the Company.

99.2            Form of Agreed Judgment


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VERTICAL COMPUTER SYSTEMS, INC.

Dated:  August 30, 2005                     By: /s/ Richard Wade
                                                --------------------------------
                                                Richard Wade, President and
                                                Chief Executive Officer